-------------------







                                 FMC SELECT FUND




                                  ANNUAL REPORT
                                OCTOBER 31, 2001





                               ADVISED BY:
                               FIRST MANHATTAN CO.
                               -------------------

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 7.3% for the year ended October 31, 2001. The Fund outperformed both the -12.7% average total return of its peer group, the Lipper Flexible Fund Universe, and the -15.7% total return of its benchmark, which is an 80% weighting of the S&P 500 Index and a 20% weighting of the Merrill Lynch Corporate & Government Index of one to ten year maturities. A more dramatic comparison shows that since the pricking of the Internet Bubble in March 2000, the Fund has appreciated roughly one-fifth, while the S&P 500 has lost roughly one-quarter of its value. As of October 31, 2001, 77% of the Fund's assets were invested in equities (including convertible securities), within the targeted equity allocation of 75-85%. The remaining assets were in medium term, fixed income instruments and cash equivalents.

As value investors, we examine many measurements to determine the value of the businesses that we analyze and own. "Earnings yield," which measures how much net income a business generates relative to its price, is one of our preferred measurements. We find it useful to compare this measurement to both the earnings yield available on the S&P Industrials Index and the yield available from the 30-year US Treasury. As of October 31, 2001, the equity portion of the portfolio had an earnings yield of 5.8%, significantly above the 4.4% earnings yield of the S&P Industrials Index. The portfolio's earnings yield also exceeded the 4.9% yield available on the 30 year US Treasury. While the interest coupon paid on the 30 year US Treasury will not grow, the portfolio's earnings are estimated to increase by 76% over the next five years, which would increase the earnings yield at that time to 10.2% based on current prices.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. It shows that the Fund is invested in profitable businesses that are selling at attractive valuations compared to the S&P Industrials Index.

--------------------------------------------------------------------------------
                                     FMC SELECT FUND      S&P INDUSTRIALS INDEX
                                    ----------------      ----------------------
QUALITY
------
Return-on-Equity (ROE) [1]                 21%                      15%
Period Needed to Retire
   Debt from Free Cash Flow [2]          4 Years                    12 Years
Estimated Annual EPS Growth
   for 2002-2006                           12%                       8%
VALUATION
--------
2002 Estimated Price/Earnings             17.1X                     22.5X
--------------------------------------------------------------------------------

[1] ROE is based on net income for the trailing four quarters  ended 9/30/01 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises we feel are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P would expand in a recession.

[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprises' underlying economics, i.e., the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating the fundamentals of a business.

Since we last  reported to you,  the Fund  established  a position in  Pharmacia
(PHA), a leading global pharmaceuticals firm formed by the merger of Pharmacia & Upjohn and Monsanto in March 2000. Much of the value of a pharmaceutical firm is a function of the de facto "mini-monopolies" that the firm possesses in the form of patented drugs. On this score, PHA's drug portfolio has among the lowest exposure to patent expirations through this decade compared to other global pharmaceutical firms, and is registering substantially faster sales than most of its peers. PHA's portfolio is led by Celebrex (anti-arthritic, pain reliever), the leading COX-2 inhibitor (coxib). The drug is expected to register $3BN+ in sales in 2001. PHA's leadership in the COX-2 category should expand with the recent FDA approval and likely 1Q02 launch of Bextra, a next generation, once-a-day, faster-acting coxib with an estimated "first mover" advantage of at least two quarters over Merck's not yet approved next generation coxib. Both PHA's current portfolio of six blockbusters (each with current annual revenue of over $500MM) and pipeline of two to five potential blockbusters are among the industry's strongest.

We were able to purchase PHA at 20X 2002 estimated EPS of $1.95, or a 10% discount to the S&P Industrials and a 20% discount to its peers, despite a number of attributes which suggest that it should trade at a premium to the S&P Industrials and its peers. Several managerial actions could eliminate PHA's discount p/e. PHA plans on divesting its 85% interest in Monsanto, the world's leading plant biotechnology firm, via a tax-fee distribution to PHA shareholders in 2H02. This divestiture will highlight the strong, highly predictable, higher quality, and faster growing pharma business, and leave PHA with a balance sheet with little or no net debt, even if management completes the currently authorized $3BN share repurchase program (5% of shares outstanding.) Finally, PHA has what may be the most capable management team in the industry, led by CEO Fred Hassan, noted for recruiting and motivating excellent human capital; the company ranked at the top of the industry in overall employee satisfaction for both R&D and marketing professionals in a recent survey.

We continue to work hard analyzing the Fund's existing and prospective investments. Thank you for your continued confidence.





Sincerely yours,




/s/ Bernard Groveman       /s/ William McElroy         /s/ A. Byron Nimocks

Bernard Groveman           William McElroy             A. Byron Nimocks
Equity Manager             Fixed Income Manager        Equity Manager

  TOTAL RETURN (1)
  --------------------------------------------------------------
  One Year        Annualized        Annualized        Annualized
   Return           3 Year           5 Year          Inception (2)
                   Return            Return            to Date
  --------------------------------------------------------------
    7.33%           12.38%            15.26%            17.15%
 ---------------------------------------------------------------
 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
  FMC SELECT FUND, VERSUS THE S&P 500 COMPOSITE INDEX, THE MERRILL
    LYNCH 1-10 YEAR CORPORATE/GOVERNMENT BOND INDEX, AND AN 80/20
         BLEND OF THE REFERENCED S&P AND MERRILL INDICES.

[Chart Graphic Omitted] Plot points are as follows:


                         FMC              80/20 BLEND OF THE ABOVE                S&P 500           MERRILL 1-10 YEAR CORP./
                     FUND SELECT           S&P AND MERRILL INDICES            COMPOSITE INDEX              GOV'T INDEX
5/31/95                $10,000                     $10,000                        $10,000                    $10,000
10/31/95                10,844                      10,875                         11,005                     10,353
10/31/96                13,445                      13,077                         13,654                     10,948
10/31/97                17,547                      16,613                         18,038                     11,781
10/30/98                19,268                      19,900                         22,006                     12,864
10/31/99                22,771                      23,970                         27,655                     12,971
10/31/00                25,479                      25,494                         29,339                     13,816
10/31/01                27,346                      20,905                         22,033                     15,784


 (1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. (2) The FMC Select Fund commenced operations on May 8, 1995. The performance reflected in the graph begins at the end of the month operations commenced.

                              PORTFOLIO COMPOSITION
 [Pie Chart Graphic Omitted]
 Percentages are as follows:

 Telephones & Telecommunications    0.7%
 Pharmaceuticals                    3.0%
 Automotive & Truck Related         3.0%
 Petroleum & Fuel Products          3.2%
 U.S. Government Agency Obligations 4.0%
 Convertible Bonds                  4.1%
 Financial Services                 4.2%
 Insurance                          4.3%
 Diversified Operations             4.9%
 Media                              5.5%
 Health Care                        5.8%
 Retail                             6.1%
 Specialty Chemicals                0.5%
 Utilities                          0.4%
 Miscelleaneous Business Services   0.3%
 U.S. Treasury Obligations         12.4%
 Corporate Obligations              8.9%
 Professional Services              7.5%
 Banks                              7.3%
 Information Services               7.2%
 Consumer Products                  6.7%
 % of Portfolio



STATEMENT OF NET ASSETS                                                                        FMC SELECT FUND

October 31, 2001

                                                                                                        Market
                                                                                                         Value
                                                                                      Shares             (000)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK (72.8%)
AUTOMOTIVE & TRUCK RELATED (3.1%)
   Autozone* ...................................................................         43,100      $  2,522
   Snap-On .....................................................................         61,500         1,646
                                                                                                     --------
                                                                                                        4,168
                                                                                                     --------
BANKS (7.5%)
   Bank of America .............................................................         47,045         2,775
   Compass Bancshares ..........................................................         19,050           477
   Dime Bancorp ................................................................         70,900         2,402
   North Fork Bancorporation ...................................................         94,500         2,636
   TF Financial ................................................................         32,000           640
   US Bancorp ..................................................................         65,000         1,156
                                                                                                     --------
                                                                                                       10,086
                                                                                                     --------
CONSUMER PRODUCTS (6.9%)
   Kimberly-Clark ..............................................................         28,600         1,588
   Reckitt Benckiser ...........................................................        310,800         4,345
   Tyco International ..........................................................         70,251         3,452
                                                                                                     --------
                                                                                                        9,385
                                                                                                     --------
DIVERSIFIED OPERATIONS (5.0%)
   Berkshire Hathaway, Cl A* ...................................................             41         2,919
   Berkshire Hathaway, Cl B* ...................................................          1,631         3,840
                                                                                                     --------
                                                                                                        6,759
                                                                                                     --------
FINANCIAL SERVICES (4.4%)
   Household International .....................................................        112,545         5,886
                                                                                                     --------
HEALTH CARE (5.9%)
   Abbott Laboratories .........................................................         73,000         3,868
   IMS Health ..................................................................        194,800         4,163
                                                                                                     --------
                                                                                                        8,031
                                                                                                     --------
INFORMATION SERVICES (7.4%)
   Acxiom* .....................................................................        134,216         1,583
   First Data ..................................................................         82,725         5,590
   Sabre Holdings* .............................................................        109,900         2,890
                                                                                                     --------
                                                                                                       10,063
                                                                                                     --------
INSURANCE (4.5%)
   Phoenix* ....................................................................        260,000         3,341
   UnumProvident ...............................................................        120,000         2,692
                                                                                                     --------
                                                                                                        6,033
                                                                                                     --------

                                        4




STATEMENT OF NET ASSETS                                                                   FMC SELECT FUND

October 31, 2001

                                                                                      Shares/           Market
                                                                                    Face Amount          Value
                                                                                       (000)             (000)
---------------------------------------------------------------------------------------------------------------
MEDIA (5.7%)
   Gannett .....................................................................         48,300      $  3,053
   Harte-Hanks .................................................................        197,700         4,606
                                                                                                     --------
                                                                                                        7,659
                                                                                                     --------
MISCELLANEOUS BUSINESS SERVICES (0.3%)
   York Group* .................................................................         39,100           413
                                                                                                     --------
PETROLEUM & FUEL PRODUCTS (3.3%)
   Nabors Industries* ..........................................................        144,500         4,442
                                                                                                     --------
PHARMACEUTICALS (3.1%)
   Pharmacia ...................................................................        103,600         4,198
                                                                                                     --------
PROFESSIONAL SERVICES (7.7%)
   Gartner, Cl B* ..............................................................        255,862         2,277
   ITT Educational Services* ...................................................        102,000         3,882
   Personnel Group of America* .................................................         76,000            43
   Robert Half International* ..................................................        202,300         4,173
                                                                                                     --------
                                                                                                       10,375
                                                                                                     --------
RETAIL (6.3%)
   CVS .........................................................................        179,200         4,283
   Dollar General ..............................................................        182,993         2,615
   Intertan* ...................................................................        177,000         1,584
                                                                                                     --------
                                                                                                        8,482
                                                                                                     --------
SPECIALTY CHEMICALS (0.6%)
   Great Lakes Chemical ........................................................         35,000           742
                                                                                                     --------
TELEPHONES & TELECOMMUNICATIONS (0.7%)
   Sprint-FON Group ............................................................         49,400           988
                                                                                                     --------
UTILITIES (0.4%)
   Florida Public Utilities ....................................................         30,400           480
                                                                                                     --------
TOTAL COMMON STOCK
   (Cost $76,481)                                                                                      98,190
                                                                                                     --------


PREFERRED STOCK (0.0%)
   Fresenius Medical Care Holdings .............................................         20,400             1
                                                                                                     --------
TOTAL PREFERRED STOCK
   (Cost $0) ...................................................................                            1
                                                                                                     --------


CONVERTIBLE BONDS (4.2%)
   May & Speh, CV to 50.2828 Shares per 1,000
     5.250%, 04/01/03 ..........................................................         $2,865         2,557
   Spherion, CV to 26.8052 Shares per 1,000
     4.500%, 06/01/05 ..........................................................          4,088         3,148
                                                                                                     --------
TOTAL CONVERTIBLE BONDS
   (Cost $5,816) ...............................................................                        5,705
                                                                                                     --------

    The accompanying notes are an integral part of the financial statements.



STATEMENT OF NET ASSETS                                                                   FMC SELECT FUND

October 31, 2001

                                                                                        Shares/        Market
                                                                                      Face Amount      Value
                                                                                         (000)         (000)
---------------------------------------------------------------------------------------------------------------
WARRANTS (0.0%)
   Dime Bancorp (A)* ...........................................................         70,900      $     15
                                                                                                     --------
TOTAL WARRANTS
   (Cost $0)                                                                                               15
                                                                                                     --------


CORPORATE OBLIGATIONS (9.5%)
   American Home Products
     7.900%, 02/15/05 ..........................................................         $  287           320
   BellSouth Savings ESOT, MTN, Ser A
     9.190%, 07/01/03 ..........................................................             82            87
   Block Financial
     6.750%, 11/01/04 ..........................................................            615           655
   Bond-Backed Certificate IBM
     7.350%, 06/01/17 ..........................................................            466           508
   Citibank Credit Card Master Trust I, Cl A, Ser 2
     6.050%, 01/15/10 ..........................................................            480           513
   Colgate-Palmolive, MTN, Ser D
     7.840%, 05/15/07 ..........................................................            235           272
   Continental Airlines, Ser 98-3
     6.320%, 11/01/08 ..........................................................            100            93
   CSX Transportation, Ser 96-A
     6.630%, 03/15/03 ..........................................................            200           209
   Dow Chemical, Ser 92-A2
     8.040%, 07/02/05 ..........................................................            500           542
   Eastman Kodak
     9.750%, 10/01/04 ..........................................................            300           338
   Evans Withycombe Residential
     7.500%, 04/15/04 ..........................................................            273           294
   Ford Motor Credit
     6.875%, 02/01/06 ..........................................................            800           819
   Geico
     7.500%, 04/15/05 ..........................................................            200           221
   General Electric Capital
     8.850%, 04/01/05 ..........................................................            250           289
   General Mills
     8.750%, 09/15/04 ..........................................................            875         1,000
   General Mills, MTN, Ser E (B)
     5.820%, 02/05/03 ..........................................................            225           232
   General Motors, Ser 91-A2
     8.950%, 07/02/09 ..........................................................            487           543
   Household Finance
     8.000%, 05/09/05 ..........................................................            500           553
   John Deere Capital, MTN, Ser C
     5.900%, 04/08/03 ..........................................................            465           482
   Manufacturers & Traders Trust
     8.125%, 12/01/02 ..........................................................            250           264

    The accompanying notes are an integral part of the financial statements.



STATEMENT OF NET ASSETS                                                                 FMC SELECT FUND

October 31, 2001

                                                                                      Shares/           Market
                                                                                    Face Amount          Value
                                                                                       (000)             (000)
----------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (CONTINUED)
   May Department Stores
     9.750%, 02/15/21 ..........................................................         $  405       $   518
   McCormick, MTN, Ser A
     6.240%, 02/01/06 ..........................................................            250           260
   Midwest Power Services
     7.375%, 02/01/08 ..........................................................            620           651
   Morgan Stanley Dean Witter Capital 1, Ser 2001-Top 1, Cl A2
     6.320%, 09/15/09 ..........................................................            489           519
   Ryder System, Ser O
     6.500%, 05/15/05 ..........................................................            250           252
   Simon DeBartolo
     6.875%, 11/15/06 ..........................................................            400           417
   Stanley Works
     5.750%, 03/01/04 ..........................................................            330           343
   Union Pacific
     7.600%, 05/01/05 ..........................................................            250           274
   Union Tank Car, Ser 95-A
     6.580%, 01/02/05 ..........................................................            547           575
   Waddel & Reed Financial
     7.500%, 01/18/06 ..........................................................            105           112
   Wilmington Trust
     6.625%, 05/01/08 ..........................................................            675           715
                                                                                                      -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $11,775)                                                                                      12,870
                                                                                                      -------


U.S. TREASURY OBLIGATIONS (12.8%)
   U.S. Treasury Bills
     0.000%, 11/01/01 ..........................................................            228           228
     0.000%, 11/08/01 ..........................................................             49            49
     0.000%, 11/23/01 ..........................................................          5,347         5,340
     0.000%, 11/29/01 ..........................................................          1,868         1,865
     0.000%, 12/20/01 ..........................................................            432           431
     0.000%, 12/27/01 ..........................................................            241           240
     0.000%, 01/03/02 ..........................................................          1,915         1,908
     0.000%, 02/07/02 ..........................................................            297           295
   U.S. Treasury Notes
     5.875%, 11/30/01 ..........................................................            500           502
     5.875%, 11/15/04 ..........................................................          4,000         4,335
     5.250%, 05/15/04 ..........................................................          1,000         1,061
     4.250%, 11/15/03 ..........................................................          1,000         1,035
                                                                                                      -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $17,066)                                                                                      17,289
                                                                                                      -------

    The accompanying notes are an integral part of the financial statements.


STATEMENT OF NET ASSETS                                                                        FMC SELECT FUND

October 31, 2001

                                                                                      Shares/           Market
                                                                                    Face Amount          Value
                                                                                       (000)             (000)
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.8%)
   Bear Stearns Commercial Mortgage Securities, Ser 2001-Top 2, Cl A1
     6.080%, 09/15/10 ..........................................................           $493      $    519
   Export Funding Trust, Cl A, Ser A
     7.890%, 02/15/05 ..........................................................            175           189
   Federal National Mortgage Association
     6.595%, 12/01/03 ..........................................................            475           478
   Financial Assistance, Ser A-03
     9.375%, 07/21/03 ..........................................................            200           222
   Government Trust Certificate, Ser 95-A
     8.010%, 03/01/07 ..........................................................            162           181
   Guaranteed Export Trust, Cl A, Ser A
     6.280%, 06/15/04 ..........................................................            212           219
   Guaranteed Export Trust, Cl A, Ser B
     7.460%, 12/15/05 ..........................................................            196           210
   Guaranteed Trade Trust, Cl A, Ser A
     7.020%, 09/01/04 ..........................................................             75            80
   Housing and Urban Development, Ser 99-A
     5.750%, 08/01/06 ..........................................................            265           284
   Overseas Private Investment
     6.080%, 08/15/04 ..........................................................            327           340
   PNC Student Loan Trust I, Cl A-5, Ser 1997-2
     6.530%, 01/25/03 ..........................................................            500           509
   Private Export Funding, Ser G
     6.670%, 09/15/09 ..........................................................            225           254
   Small Business Administration, Ser 96-D
     6.150%, 04/01/18 ..........................................................            320           334
   Small Business Administration, Ser 96-F
     6.500%, 11/01/06 ..........................................................            174           183
   Small Business Administration, Ser 97-L
     6.550%, 12/01/17 ..........................................................            397           422
   Union Financial Services, Taxable Student Loan, Ser 1998-A, Cl A9
     5.730%, 12/01/05 ..........................................................            290           299
   Union Financial Services, Taxable Student Loan, Ser A, Cl 1998-A
     5.500%, 09/01/05 ..........................................................            380           389
                                                                                                     --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $5,365) ...............................................................                        5,112
                                                                                                     --------
TOTAL INVESTMENTS (103.1%)
   (Cost $116,503) .............................................................                      139,182
                                                                                                     --------
OTHER ASSETS AND LIABILITIES, NET (-3.1%) ......................................                       (4,234)
                                                                                                     --------

    The accompanying notes are an integral part of the financial statements.


STATEMENT OF NET ASSETS                                                                             FMC SELECT FUND

October 31, 2001


                                                                                                      Value
                                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited authorization -- no par value)
     based on 7,544,306 outstanding shares of beneficial interest ..............                     $106,342
   Undistributed net investment income .........................................                          134
   Accumulated net realized gain on investments ................................                        5,793
   Net unrealized appreciation on investments ..................................                       22,679
                                                                                                     --------
TOTAL NET ASSETS (100.0%) ......................................................                     $134,948
                                                                                                     ========
   Net Asset Value, Offering and Redemption Price Per Share ....................                       $17.89
                                                                                                     ========

 *  NON-INCOME PRODUCING SECURITY.
(A) THIS WARRANT REPRESENTS A POTENTIAL DISTRIBUTION SETTLEMENT IN A LEGAL CLAIM AND HAS NO STRIKE PRICE OR EXPIRATION
    DATE.
(B) VARIABLE  RATE  SECURITY  - RATE  SHOWN IS THE RATE IN  EFFECT AS OF OCTOBER 31, 2001.
CL -- CLASS
ESOT -- EMPLOYEE STOCK OWNERSHIP TRUST
CV -- CONVERTIBLE SECURITY
SER -- SERIES
MTN -- MEDIUM TERM NOTE

The accompanying notes are an integral part of the financial statements.


STATEMENT OF OPERATIONS (000)                                                               FMC SELECT FUND

For the Year Ended October 31, 2001



-------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend Income .....................................................................           $   937
   Interest Income .....................................................................             1,690
--------------------------------------------------------------------------------------------------------------
     Total Investment Income............................................................             2,627
--------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ............................................................               986
   Administrative Fees .................................................................               185
   Transfer Agent Fees .................................................................                35
   Professional Fees ...................................................................                33
   Printing Fees .......................................................................                19
   Custodian Fees ......................................................................                 7
   Trustee Fees ........................................................................                 7
   Registration and Filing Fees ........................................................                16
   Insurance and Other Fees ............................................................                 4
--------------------------------------------------------------------------------------------------------------
     Total Expenses.....................................................................             1,292
--------------------------------------------------------------------------------------------------------------
       Net Investment Income ...........................................................             1,335
--------------------------------------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold ..............................................             5,794
   Net Change in Unrealized Appreciation on Investment Securities ......................                61
--------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ...................................             5,855
--------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations.................................            $7,190
==============================================================================================================

    The accompanying notes are an integral part ofthe financial statements.


STATEMENT OF CHANGES IN NET ASSETS (000)                                                  FMC SELECT FUND

For the Years Ended October 31,


                                                                                          2001        2000
--------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income........................................................        $ 1,335   $      898
   Net Realized Gain from Securities Sold ......................................          5,794       11,038
   Net Change in Unrealized Appreciation (Depreciation) on Investment Securities             61         (583)
--------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations.......................          7,190       11,353
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .......................................................         (1,262)      (1,074)
   Realized Capital Gains.......................................................        (11,038)     (14,109)
--------------------------------------------------------------------------------------------------------------
     Total Distributions .......................................................        (12,300)     (15,183)
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .................................................         26,643        4,201
   Reinvestment of Cash Distributions ..........................................         11,318       15,177
   Cost of Shares Redeemed .....................................................         (6,049)     (22,971)
--------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital Share Transactions....         31,912       (3,593)
--------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets ...................................         26,802       (7,423)
--------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .........................................................        108,146      115,569
--------------------------------------------------------------------------------------------------------------
   End of Period ...............................................................       $134,948     $108,146
==============================================================================================================
  Shares Issued and Redeemed:
    Shares Issued ..............................................................          1,438          247
    Shares Issued in Lieu of Cash Distributions ................................            651          920
    Shares Redeemed ............................................................           (332)      (1,356)
--------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Shares .........................................          1,757         (189)
==============================================================================================================







The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                                                               FMC SELECT FUND

For a Share Outstanding Throughout Each Period

For the Years Ended October 31,




                                                                                                              Ratio
             Net                           Distri-     Distri-     Net                  Net                  of Net
            Asset            Realized and  butions    butions     Asset                Assets,     Ratio    Investment
           Value,      Net    Unrealized   from Net    from       Value,                End of   of Expenses   Income
          Beginning Investment  Gain on   Investment   Capital     End      Total     Period   to Average  to Average
          of Period  Income   Securities    Income      Gains   of Period   Return      (000)   Net Assets  Net Assets
          --------  --------------------- ----------  ---------  -------   --------    -------  ---------- -------------
2001      $18.69      $0.19     $1.10     $(0.18)    $(1.91)     $17.89        7.33%  $134,948       1.05%      1.08%
2000       19.34       0.15      1.78      (0.18)     (2.40)      18.69       11.89    108,146       1.06       0.85
1999       17.26       0.14      2.88      (0.11)     (0.83)      19.34       18.18    115,569       1.08       0.73
1998       16.82       0.17      1.43      (0.17)     (0.99)      17.26        9.81     99,961       1.09       1.01
1997       13.42       0.16      3.81      (0.16)     (0.41)      16.82       30.51     75,691       1.10       1.08



                           Ratio
                           of Net
              Ratio       Investment
            of Expenses    Income
           to Average   to Average
            Net Assets   Net Assets   Portfolio
           (Excluding   (Excluding    Turnover
             Waivers)     Waivers)      Rate
          ------------ ------------- ----------
2001          1.05%        1.08%      12.68%
2000          1.06         0.85       24.81
1999          1.08         0.73       26.23
1998          1.11         0.99       29.72
1997          1.17         1.01       21.71


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                   FMC SELECT FUND

October 31, 2001



1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with fifteen portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining funds are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Trustees, of which there were none as of October 31, 2001.

   FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the scientific method which approximates the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The management of the Trust does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

October 31, 2001



3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the Funds' average daily net assets. DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.80% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2001 are as follows:

                                            (000)
                                         -----------
Purchases
  U.S. Government .....................   $  6,228
  Other ...............................     32,270
Sales
  U.S. Government .....................        240
  Other ...............................     14,396

At October 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 2001, is as follows:

                                            (000)
                                         -----------
Aggregate gross unrealized
  appreciation ........................    $31,495
Aggregate gross unrealized
  depreciation ........................     (8,816)
                                           --------
Net unrealized appreciation ...........    $22,679
                                           ========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FMC Select Fund of The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of FMC Select Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Select Fund of The Advisors' Inner Circle Fund as of October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
December 14, 2001

                             NOTICE TO SHAREHOLDERS
                                   (UNAUDITED)



For shareholders that do not have an October 31, 2001 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2001 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2001, the Fund is designating the following items with regard to distributions paid during the year.


                          LONG TERM
                         (20% RATE)          ORDINARY
                        CAPITAL GAIN          INCOME            TAX-EXEMPT         TOTAL         QUALIFYING
     FUND               DISTRIBUTION       DISTRIBUTIONS         INTEREST      DISTRIBUTIONS    DIVIDENDS (1)
     -------            ------------       ------------        ------------    ------------     ------------
FMC Select Fund            87.28%             12.72%               0.00%          100.00%          52.53%



-----------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

                                 FMC SELECT FUND
                                P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.


FMC-AR-002-0100